{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{
}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}
}{                      {}{}{}                   {}{}{}                       }{
}{                                                                            }{
}{                                                                            }{
}{                                                                            }{
}{                            JDLphotos.com, Inc.                             }{
}{                                                                            }{
}{            INCORPORATED UNDER THE LAWS OF THE STATE OF COLORADO            }{
}{            AUTHORIZED:60,000,000 COMMON SHARES, $.0001 PAR VALUE           }{
}{                                                                            }{
}{                                                                            }{
}{   {{{}{}{}}}                                                  {{{}{}{}}}   }{
}{   {{NUMBER}}                                                  {{SHARES}}   }{
}{   {{      }}                                                  {{      }}   }{
}{   {{{}{}{}}}                                                  {{{}{}{}}}   }{
}{                                                                            }{
}{                                                          SEE REVERSE FOR   }{
}{    THIS CERTIFIES THAT                                 CERTAIN DEFINITIONS }{
}{                                                         CUSIP 472148 10 5  }{
}{                                                                            }{
}{    Is The Owner of                                                         }{
}{                                                                            }{
}{                                                                            }{
}{  FULLY PAID AND NON-ASSESSABLE SHARES OF $.0001 PAR VALUE COMMON STOCK OF  }{
}{                                                                            }{
}{                            JDL photos.com, Inc.                            }{
}{                                                                            }{
}{    transferable  only on  the books of  the Corporation by  the holder     }{
}{    hereof  in person or by  duly authorized attorney upon surrender of     }{
}{    this  Certificate  duly  endorsed.  This  Certificate is not  valid     }{
}{    unless countersigned by the Transfer Agent and Registrar.               }{
}{                                                                            }{
}{    IN WITNESS WHEREOF, the said Company has caused this Certificate to     }{
}{    be  executed by  the facsimile signature  of  its  duly  authorized     }{
}{    officer and to be sealed with the facsimile seal of the Company.        }{
}{                                                                            }{
}{                                                                            }{
}{                                                                            }{
}{    Dated:                                                                  }{
}{                           *JDLphotos.com, Inc.*                            }{
}{                                                                            }{
}{                                 CORPORATE                                  }{
}{                                                                            }{
}{                                    SEAL                                    }{
}{                                                       /s/ James DeLutes    }{
}{                                  COLORADO            President/Secretary   }{
}{                               {}{}      {}{}                               }{
{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{
}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}

                       J D L p h o t o s . c o m , I n c .

                         Corporate Stock Transfer, Inc.
                           Transfer Fee: As Required




--------------------------------------------------------------------------------

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM  - as tenants in common  UNIF GIFT MIN ACT - .......Custodian for......
                                                      (Cust.)            (Minor)
TEN ENT  - as tenants by the entireties            under Uniform Gifts to Minors

JT TEN   - as joint tenants with right of          Act of ......................
           survivorship and not as tenants                      (State)
           in common

    Additional abbreviations may also be used though not in the above list.


  For value received.....................hereby sell, assign and transfer unto

                     PLEASE INSERT SOCIAL SECURITY OR OTHER
                         IDENTIFYING NUMBER OF ASSIGNEE
                           __________________________
                          |                          |
                          |                          |
                          |__________________________|

               Please print or type name and address of assignee

            ........................................................

            ........................................................

            ........................................................

            ..................................................Shares

            of the Common Stock represented by the within Certificate and do hereby irrevocably constitute and appoint

            ........................................................

            ........................................................

            Attorney to transfer the said stock on the books of the within-named Corporation, with full power of substitution in the premises.

            Dated......................20...........


SIGNATURE GUARANTEED:                      X____________________________________

                                           X____________________________________


     THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THIS CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER. THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (Banks, Stockbrokers, Savings and Loan
Associations and Credit Unions) WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM.